UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

CORTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2015 Stock and Stock Option Plan

By unanimous Written Consent dated June 30, 2015, the Board of Directors of Cortex Pharmaceuticals, Inc. (the “Company”) approved the adoption of the Cortex Pharmaceuticals, Inc. 2015 Stock and Stock Option Plan (the “2015 Plan”). The 2015 Plan provides for the issuance of up to 150,000,000 shares of Company stock, in the form of stock grants and options to directors, officers, employees, consultants and other service providers of the Company. The 2015 Plan does not contemplate the issuance of Incentive Stock Options and the Company therefore does not intend to submit the 2015 Plan for stockholder approval. The foregoing description of the 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Award of Common Stock Options

By unanimous Written Consent dated June 30, 2015, the Board of Directors of the Company awarded non-qualified options to purchase 15,000,000 shares of Common Stock of the Company to each of Arnold S. Lippa, Jeff E. Margolis and Robert N. Weingarten, and awarded options to purchase 2,000,000 shares of Common Stock of the Company to Richard D. Purcell, Jr. The options were awarded as compensation for those individuals through December 31, 2015. The awarded options vest in three installments, 50% on June 30, 2015 (at issuance), 25% on September 30, 2014, and 25% on December 31, 2014, and expire on June 30, 2022. The exercise price of the options of $0.025 per share is in excess of the closing market price of shares of Common Stock of the Company as of the date of issuance. The foregoing description of the options awarded does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Non-Statutory Stock Option Award Agreement, a copy of which is attached hereto as Exhibit 10.2, and which is incorporated herein by reference.

Additional Compensation Arrangements

In addition to the option awards described above, the Board of Directors also determined by unanimous Written Consent to make the following bonus awards for certain executive officers as of June 30, 2015: Arnold S. Lippa: $75,000, Jeff E. Margolis: $60,000, and Robert N. Weingarten: $60,000. The Board of Directors further determined that the following executive officers would begin to accrue compensation at the following monthly rates: (i) Arnold S. Lippa: $12,500 per month, (ii) Jeff E. Margolis: $10,000 per month, and Robert N. Weingarten: $10,000 per month. Both the bonuses and the monthly compensation set forth above shall be accrued but not paid until such time as the Board of Directors of the Company determines that sufficient capital has been raised by the Company or is otherwise available to fund the Company’s operations on an ongoing basis.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits that are furnished and filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEX PHARMACEUTICALS, INC.
Date: July 7, 2015

	By:	/s/ Arnold S. Lippa
Arnold S. Lippa
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Cortex Pharmaceuticals, Inc. 2015 Stock and Stock Option Plan.
10.2	Form of Non-Statutory Stock Option Award Agreement of the 2015 2015 Stock and Stock Option Plan.